SALES AGREEMENT

July  1,  2004

Barb  Weir
St.  Louis,  MO

Dear  Barb,

The  following  are  the  terms  and  conditions:

    (1) 1998 FRJ-1250 Fire Rescue Jet Mercury Marine Model 175 HP V6 SportJet with Approximately 105 hours.


                          BOAT IS SOLD AS IS CONDITION
DELIVERY
Company will freight boat to Lake of The Ozarks location, customer will provide address prior to shipping. The delivery time will be within three weeks, or sooner.

WARRANTY
As-is,  no  warranty.
TOTAL PRICE:$17,000.00 INCLUDES FREIGHT AND TAX ON THE FREIGHT. Boat is located in NY and is being shipped to Missouri. Hence, customer will pay sales tax to the state of Missouri.

TERMS: 100% funds to be received by customer prior to shipping or servicing boat.

COMPANY
Company  will  do  the  following  prior  to  shipping  boat:
    1.     Clean  Boat
    2.     Tun-up  engines  and  make  sure  engines  run

We  think  you  will  have  a  great  time  on  your  new  boat.

Sincerely,
                                               /s/ Barb Weir
                                             ---------------------------------
                                             Barb  Weir
Chris  Smith
VP  Sales  &  Marketing
Xtreme  Companies,  Inc.
(310)  621-5088